UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):   January 16, 2009
                                                  ------------------------------

                             SALISBURY BANCORP, INC.
                  ------------------------------------------
               (Exact name of registrant as specified in charter)

      Connecticut                    000-24751                   06-1514263
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(State or other jurisdiction     (Commission File              (IRS Employer
of incorporation)                     Number)                Identification No.)

5 Bissell Street, Lakeville, Connecticut                         06039-1868
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(Address of principal executive offices)                         (zip code)


Registrant's telephone number, including area code:  (860) 435-9801
                                                     --------------


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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (12 C.F.R. 230.425)

[X] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 C.F.R. 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 C.F.R. 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 C.F.R. 240.13e-4(c))

Form 8-K, Current Report
Salisbury Bancorp, Inc.

Section 8.     Other Events

Item 8.01.     Other Events.
----------------------------

      On January 16, 2009, Salisbury Bancorp, Inc. issued a press release related to the receipt of preliminary approval to participate in the Treasury's Capital Purchase Program. A copy of such press release is attached hereto as
Exhibit 99.1.

Section 9.    Financial Statements and Exhibits

Item 9.01.    Financial Statements and Exhibits.
------------------------------------------------

              (a) Not Applicable.

              (b) Not Applicable.

              (c) Not Applicable.

              (d) Exhibits

                  99.1  Press Release dated January 16, 2009.



                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: January 16, 2009                       SALISBURY BANCORP, INC.


                                              By:  /s/ John F. Foley
                                                 -------------------------------
                                                 John F. Foley
                                                 Chief Financial Officer




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